EXHIBIT 99.1


              CERTIFICATION PURSUANT TO 18 U.S.C., 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-QSB of American Dairy, Inc. (the "Company") for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and President, and the Treasurer and principal financial officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of American Dairy, Inc.

Dated:  May  14,  2004

                                   /s/Leng You-Bin
                                   ---------------------------------------------
                                   Leng  You-Bin
                                   Chief  Executive  Officer  and  President


                                   /s/Liu Hua
                                   ---------------------------------------------
                                   Liu  Hua
                                   Secretary,  Treasurer  and
                                   Chief  Financial  Officer